UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) March 2, 2011

OLD REPUBLIC INTERNATIONAL CORPORATION

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(Exact name of Registrant as Specified in Charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
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(Address of Principal Executive Offices) (Zip Code)

(312) 346-8100
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

                □  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                □  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                □  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
                       (17 CFR 140.14d-2(b))

                □  Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act
                       (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 2, 2011, Old Republic International Corporation issued a press release announcing the pricing of a public offering of $500 million aggregate principal amount of 3.75% convertible senior notes due 2018. The full text of the press release is included as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99.1	Press release issued March 2, 2011.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued March 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: March 3, 2011	By: /s/ Spencer LeRoy III
Spencer LeRoy III
Senior Vice President, Secretary and General Counsel